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Annual Report
                                                July 31, 2002

                                                Davis New York
                                                Venture Fund









[DAVIS FUNDS LOGO]


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                                TABLE OF CONTENTS



Shareholder Letter.............................................................2

Management's Discussion and Analysis...........................................5

Fund Performance and Supplementary Information................................14

Schedule of Investments.......................................................22

Statement of Assets and Liabilities...........................................27

Statement of Operations.......................................................29

Statements of Changes in Net Assets...........................................30

Notes to Financial Statements.................................................31

Financial Highlights..........................................................38

Independent Auditors' Report..................................................42

Income Tax Information........................................................43

Directors and Officers........................................................44

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.

FINDING THE RIGHT COMPANIES

A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. I was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

DETERMINING THE RIGHT PRICE

After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.

COMMITTED TO EQUITIES FOR THE LONG TERM

There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there will always be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)

Sincerely,

/s/ Shelby M. C. Davis

Shelby M. C. Davis
Senior Research Advisor

September 4, 2002

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS NEW YORK VENTURE FUND

PERFORMANCE OVERVIEW

The Davis New York Venture Fund's Class A shares delivered a total return on net asset value of (12.55)% for the six-month period and (17.29)% for the one-year period ended July 31, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (18.74)% and (23.63)%, respectively.(3) The Davis New York Venture Fund is the only fund currently open to new investors with a 10-year average annual return that has consistently outperformed the S&P 500(R) Index over all 10-year periods since the Fund's inception on February 17, 1969.(4) The Fund's Class A shares have generated an average annual total return of 13.23% since inception versus a return of 10.50% for the S&P 500(R) Index over the same time frame.

According to Morningstar, "....[Chris] Davis and [Ken] Feinberg are great fundamental investors. They know how to make sense of the footnotes in a company's financials, to grill management for details, and to build a sensible estimate of a company's fair value. They talk with competitors and customers, too, and they've done a fine job of it. When Davis and Feinberg have conviction about a stock, they'll invest a good chunk of the fund--say 5% or more--in
it....Proof of the managers' skill is in the fund's long-term record. Its annualized returns for the trailing five years are still ahead of the S&P 500 and most large value funds'."(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the Fund's performance in the past year?

A. In managing the Davis New York Venture Fund my partner Ken and I and our entire team come to work every day with the objective of beating the S&P 500(R) Index over a long period of time. We believe that if we succeed in doing so over the course of our careers, we will have served our shareholders well as this benchmark has historically done better than 80-85% of active managers.

In the last 12 months, the market was down almost 24% and Davis New York Venture Fund was down more than 17%. But the word "down" is significant and should not be passed over lightly. Implicit in our goal of beating the S&P 500(R) Index is our assumption that the S&P 500(R) Index will produce respectable absolute returns over long periods of time. This assumption is based on the fact that the market reflects the capitalized value of the earnings of corporate America. In every decade of the last century these earnings have made progress as companies have grown. While high valuations make a return to the heady days of the bull market very unlikely, it would be difficult to make a case for negative absolute returns for the stock market over any prolonged period of time.(1)

Nevertheless, the current bear market will cause many to doubt the wisdom of investing in equities. We are now well into our third year of this bear market with the S&P 500(R) Index trading below where it did five years ago and down more than 40% from its peak of 1,500 in March 2000. The more speculative NASDAQ Composite Index(3) has actually fallen at an average annual rate of 35% since January 2000 and is down more than 70% from its peak of 5,000 in March 2000.

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DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Neither Ken nor I have any idea what the market will do over the next few years but common sense tells us that the opportunities are greater and the risks lower now than they were several years ago. In my last letter, I explained this counterintuitive point by drawing an analogy to flying, which we all feel is much riskier than it was before the horrific events of September 11th. Yet, on reflection, it is clear that air travel before that day was far riskier--we were just ignorant of the risk we were taking. After that day, air travel became far safer because our knowledge of the risk drove increased security. Similarly, investing today feels far riskier than it did before we ever heard the terms "irrational exuberance", "Internet bubble" or "Enron." But clearly investing--and especially speculating--then was far riskier than most people realized. Today, you can buy the same collection of business and the same stream of future cash flows at 40% off. This does not mean that these businesses are a bargain but only that they are necessarily a better buy today than they were then.

Despite our inability to predict when the bottom will come, we are certain that the time of greatest opportunity will coincide with the time of greatest pessimism just as the time of greatest danger coincided with the euphoria of new-era optimism. It is amazing to go back and read the articles that declared the death of the old economy but actually marked the end of the bull market. These articles were simply the mirror image of the articles that announced "The Death of Equities" in 1981 but coincided with the beginning of the biggest bull market of the century. Both extreme views were equally wrong. As my father Shelby Davis has often pointed out, success in investing requires being neither optimistic nor pessimistic--but realistic.

Q. Could you discuss some of the current factors impacting the market and the portfolio?

A. Any reflection on the market over the course of the year must begin with the outrageous corporate scandals that we read about every day in the newspaper. How can we not be disgusted by the self-dealing and obscene compensation of managements and the willful ignorance (at best) of those entrusted to represent the shareholders, namely the directors and the "independent" auditors?

But the market has a way of correcting itself. Although I expect that there is still more to come, it is already clear that the scandals themselves should ultimately lead to better governance and disclosure. It is also striking that though the magnitude of the scandals was perhaps unpredictable, the causes were evident years ago. In our annual report from July 2000, Ken and I noted that "Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as a favorable change in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks....While we hope not to own many of the most flagrant offenders in the Davis New York Venture Fund, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty."

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

When I review our actions since then, it is clear that while we did some things well, we could have been even more attentive to our own warning. On the positive side, our focus on what we call "owner earnings" as opposed to reported GAAP earnings or, worse yet, "pro forma earnings" or EBITDA (which one wag defined as "Earnings Before I Tricked the Dumb Auditors") drove a number of important decisions over the past several years that proved wise, notably our significant sales of IBM(6) and Intel. To be clear, these sales did not reflect any concerns about the integrity of management at these first-class companies, but simply the fact that the reported earnings included many nonrecurring items that we determined to be unsustainable.

Although we consciously decided not to invest in a number of companies such as Enron, WorldCom and Qwest based on our study of their financial statements, we did own one company that has featured prominently in this year's headlines and warrants some further comment, particularly as it was a large holding.

We purchased the bulk of our Tyco position during a widely publicized SEC investigation in 1999. The SEC's inquiry focused on whether Tyco had taken inappropriately large charges to set up reserves during acquisitions and then reversed these charges in future periods to inflate earnings. We poured over the financial statements before and after each of the company's major acquisitions, concluded that the accounting seemed appropriate and added significantly to our position. A few weeks later, the SEC reached the same conclusion, requesting only that the company shift two pennies of earnings from one quarter into another.

In the ensuing two years, Tyco accelerated its pace of acquisitions and significantly increased the company's leverage, particularly its short-term debt. Furthermore, a close reading of the 10-K for Tyco's fiscal year ended September 2001 indicated more aggressive (but not illegal) accounting policies than we had previously seen. These changes caused us to lower our estimate of the company's intrinsic value. As a result, we sold roughly a quarter of our position at $42 per share. The subsequently released annual proxy statement contained several other changes that led us to sell another 19% at $30 per share. Although many things have happened since then, most notably the indictment of the company's now former CEO on charges of sales tax evasion, Tyco's operating businesses have continued to generate cash. Although often compared to Enron, Tyco is dramatically different in this fact, as Enron generated virtually no cash. Furthermore, the customers who buy products from Tyco's medical division (formerly US Surgical and several other smaller companies), its security division (formerly ADT), its electronics division (formerly AMP and several other companies) or its plastics division will do so regardless of the parent company's financial or regulatory issues. Conversely, Enron's business was based on long-term trading, which requires at least an investment-grade rating. As a result, for Tyco, unlike Enron, the perception of financial strength is not a prerequisite for doing business.

Recognizing the substantial nature of Tyco's underlying businesses, we have chosen to hold onto our remaining shares and in fact recently bought back at $15 per share and below some of the shares we previously sold. We have known the company's new CEO Ed Breen, who came from Motorola and General Instruments, for a number of years and have confidence that he will significantly improve Tyco's governance and get these scandals behind the company. Tyco common stock currently represents 2.4% of our assets and we will continue to monitor it closely. Please know that in our valuation model we are taking into account the possibility that both revenue and margins have been significantly overstated.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Looking back, it appears to us that the crisis at Tyco was not caused by fraudulent accounting or even by the malfeasance of the CEO, but by plain, old-fashioned leverage. The company's reliance on short-term funding made it vulnerable to changes in perception despite the reasonable strength of its underlying businesses. We were mistaken in not recognizing this vulnerability sooner.

Our research process did help us significantly in the pharmaceutical area this year as we identified some potential issues at two of our large holdings. Factors that included poor capital allocation, disappointing performance of some new products, questionable inventory management, a weaker new product pipeline and inevitable, but not looming, patent expirations for several key blockbuster products caused us to lower our assessment of the intrinsic value for both Merck and Bristol-Myers. As a result, we sold a significant portion of our holding in Merck and virtually all of our Bristol-Myers at prices well above where they now trade. Importantly, at lower prices we may revisit these companies and have in fact repurchased some of the Bristol-Myers at prices 40-60% below the price at which we had sold.

Q. How is the portfolio currently positioned?

A. In general, the holdings in our portfolio fall into three categories.

First, we own a number of world-class companies that are in steady businesses with strong balance sheets and leadership positions. Such holdings include the world's largest spirits company, Diageo, which owns brands such as Johnny Walker, Smirnoff, Guinness and many others; pharmaceutical leader Eli Lilly; global insurance giant AIG; United Parcel Service; 3M; and Berkshire Hathaway. It is worth mentioning that many of these companies will tend to benefit from a weaker dollar, which is a likely scenario as foreign investors question the strength of our economy, lose confidence in our bookkeeping and react to the risks inherent in our war on terrorism.

Second, we own and are always looking for new investments in areas marked by controversy. In past letters, I have referred to this as being "long headline risk," a phrase that I borrowed from the great investor Bill Miller of Legg Mason. Often when companies or industries are in the headlines the investment opportunity is greatest. Our purchase of Citigroup and a number of other banks during the real estate crisis of the early '90s is a good example of this. In today's environment, there is certainly no shortage of controversy. In addition to Tyco and Bristol-Myers discussed above, our holdings in Philip Morris, Sealed Air, Household International and Citigroup would fall into this category. As you might expect, we are actively studying companies in industries such as telecom, energy and cable but have not yet made any substantial investments. In today's environment, many professional money managers are terrified of owning "the next Enron." As a result, they sell at the first hint of scandal or controversy--no matter what the price. Furthermore, as more money flows into hedge funds that may profit from falling share prices, we should not be surprised if many such rumors originate from these short-sellers. Although we cannot pretend that there are not elements of truth in many of these rumors and we certainly cannot deny that investing in such controversial companies is unsettling, we will continue to do our own independent research and make our decisions accordingly. Such a contrarian strategy has always played a part in our management of the Davis New York Venture Fund. While we have and will occasionally misjudge the prospects of individual companies, this second category has proven profitable over the years.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Third, we own a number of companies that we describe as "out of the spotlight." In some instances, a company's relatively low profile results from its modest size or dull-sounding business, as is the case with Golden West Financial, a savings and loan; Transatlantic Holdings, a reinsurer; and Vulcan Materials and Martin Marietta Materials, both aggregates companies. In this post-bubble period, such companies are a reminder that excitement is no substitute for profitability. In other instances, a company might not be so well known because it is not based in the United States, as is the case with Lloyd's TSB Group in the United Kingdom and Julius Baer Holdings in Switzerland.

Q. What are other issues that investors should be thinking about in these uncertain times?

A. As I said in the beginning, Ken and I and our team come to work everyday with the goal of beating the S&P 500(R) Index and we (and my father before us) have done so--not only since the Fund's inception in 1969, and in the last one-, three-, five- and 10-year periods, but in every rolling 10-year period since 1969(4).

Although we are proud of this performance, several important new studies have made me realize that for our shareholders, our success in beating the S&P 500(R) Index is only part of the story. I have mentioned this fact in the past but I believe that it bears repeating in these difficult times. To understand why, we must make a distinction between a fund's performance and the performance of the investors in that fund. This distinction can be seen most dramatically in the Dalbar study that I first mentioned several years ago. This study reported that in the 17 years between 1984-2000, the average stock fund compounded at 14.0% while the typical mutual fund investor earned only 5.3%.(7) This staggering investor underperformance was also reflected in a recent study that Jason Zweig reported in the June 2002 issue of Money showing that between 1998-2001, the average fund generated a 5.7% annualized total return while the average fund investor earned just 1.0%.

A lot of ink has been devoted to analyzing fund underperformance relative to the S&P 500(R) Index. The culprits usually include high expenses and high turnover. But it is amazing how little has been written about the self-inflicted nature of investor underperformance.

Put simply, people chase hot funds. They sell out of funds that have suffered a few poor years and buy into funds that have enjoyed a few great years just as these hot funds enter the doldrums and the cycle repeats. On average, investors now hold their funds for less than three years.(7)

What investors fail to recognize is that short periods of underperformance are inevitable in building an outstanding long-term track record. Cambridge Associates reports that over the last 10 years, 98% of the top-ranked managers performed poorly during at least one three-year period. Bob Kirby, former chairman of Capital Guardian Trust Company, one of the great firms in our industry, said in a speech some years ago: "The basic question facing us is whether it's possible for a superior investment manager to underperform the market for three years in a row. The assumption widely held is `no.' And yet, if you look at the records, it's not only possible, it's inevitable."

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Unfortunately, after three years of underperformance, both institutional and individual investors lose confidence in their money managers and switch to others with good recent three-year records. The result is the whipsawing of investment returns.

This tendency to be whipsawed is exacerbated by investors' love affair with the segmenting of funds into smaller and smaller categories. Fund performance is then judged relative to some sub-segment of the fund universe (mid cap value blend, for example) rather than against the S&P 500(R) Index, the Russell 1000 Index(R)(3) or some other major benchmark. The general result of this benchmark shifting is a lowering of performance standards, which many funds like for promotional purposes. However, the real loser is the investor.

According to the Mutual Funds Quarterly Review published by The Wall Street Journal in January 2002, for the last five years the average growth fund compounded at 8.15% while the average value fund compounded at 8.45%, a minor difference. Over the same five-year period, the S&P 500(R) Index compounded at 10.70%, outperforming both growth and value. (For the record, the Davis New York Venture Fund delivered a return on net asset value of 11.92% during this period.)(8)

The distinction that investors make between growth funds and value funds is an example of unnecessary categorization. This false distinction not only leads investors to imagine that they have achieved a level of diversification by dividing their portfolios into these separate styles, but it also lowers the benchmark against which managers are judged, allowing many to overlook the fact that they are lagging the major indexes.

To make matters worse, in an effort to avoid accusations of "style drift," many fund managers refuse to look at whole segments of the market. Recognizing that stocks are ownership interests in businesses, it is obvious that value can only be determined by projecting the future cash that a business will generate. The cash produced by a technology firm is no more or less valuable than the cash produced by a brick company--it is all green! And yet, as different industries swing in and out of favor, investors run to buy funds that specialize in whatever industry is hot. As is often the case, Warren Buffett, chairman of Berkshire Hathaway, said it best: "Market commentators and investment managers who glibly refer to `growth' and `value' styles as contrasting approaches to investment are displaying their ignorance, not their sophistication. Growth is simply a component--usually a plus, sometimes a minus--in the value equation."

So it seems a number of factors have conspired to hurt investor returns over a long period of time. First, most active managers underperform the S&P 500(R) Index. Traditionally, this underperformance has been traced to high expenses and high turnover. To these, I would add a new adherence to style purity that prevents managers from looking at whole areas of the market that fall outside some arbitrarily set definition of growth or value. Second, and more damaging, returns have been hurt by the shortening of holding periods as investors chase performance. Although largely self-inflicted, this impatience has been aided and abetted by increasing categorization, shifting benchmarks and a lot of hype.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In these days of complex jargon, a term like "all-weather" sounds old-fashioned. But this is the best way I can think of to describe our approach. While this approach means that we will not be optimized to any one part of an investment cycle (I know for example that in the next three years we will be beaten by either aggressive growth funds or deep value funds--I am just not sure which), it allows us to stay focused on our goal of beating the S&P 500(R) Index over the long term. The rest is up to our investors.

Q. Any other thoughts?

A. Since our beginning, we have been clear that we serve as stewards of our customers' savings. As such, we have always done our best to represent our shareholders' interest in voting proxies and addressing governance issues within our own company and the companies in which we invest. In the past, we have done so in the background, quietly meeting with corporate managers and directors when necessary or speaking with other large shareholders to increase our influence. Ken and I now feel that a more active stance is required. We are particularly focused on the issue of executive compensation and stock options, which in some ways is the root cause of many of today's scandals. I will update you in future letters as to our progress on this front.

Finally, I must thank the team of analysts with whom Ken and I are fortunate to work: Dwight Blazin, Charles Cavanaugh, Danton Goei, Adam Seessel, Chip Tucker, and Kent Whitaker. In addition to integrity and intelligence, this group shares a sense of commitment, responsibility, determination and decency that is rare in this industry. I am proud to have such colleagues and expect that much of our future success will stem from their efforts.(1)

-------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Funds investment professionals candidly discuss a number of individual companies. These opinions are current as of August 2002 but are subject to change. The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ending July 31, 2002. Returns for other classes of shares will vary from the following returns:

(Without a 4.75% sales charge taken into consideration)
-------------------------------------------------------------------------------------------------------
FUND NAME                        ONE YEAR       FIVE YEARS       TEN YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
Davis New York Venture A         (17.29)%       2.52%            12.60%          13.23% - 02/17/69
-------------------------------------------------------------------------------------------------------


(With a 4.75% sales charge taken into consideration)
-------------------------------------------------------------------------------------------------------
FUND NAME                        ONE YEAR       FIVE YEARS       TEN YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
Davis New York Venture A         (21.23)%       1.53%            12.06%          13.06% - 02/17/69
-------------------------------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.


(3) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices:

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories. It serves three mains purposes: to act as a performance standard for active managers, to serve as a proxy for asset allocation purposes, and to become a purchasable and replicable vehicle for passive investment strategy.

III. NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-valued weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500(R) Index for all rolling 10-year time periods since its inception in 1969 through December 2001. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500(R) Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed. If sales charges were imposed, the reported figures would be lower.

There can be no guarantee that Davis New York Venture Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile, investors may suffer losses, and there can be no guarantee that an investor will earn a profit. Investment return and principal value will vary so that, when sold, an investment may be worth more or less than when purchased.

(5) Source: Morningstar Mutual Funds, February 19, 2002.

(6) See the Schedule of Investments for a detailed list of portfolio holdings.

(7) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The original Dalbar report covered the time periods from 1984 through 1998 and was published in the March 2000 issue of Mutual Funds Magazine. The Dalbar report was updated through 2000 using information from Lipper, Inc. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

(8) The Wall Street Journal article reported on the five year period from January 1, 1997 through December 31, 2001. For the five year period from July 1, 1997 through June 30 2002 Lipper, Inc. reported that the average large cap value fund earned an average of 3.30%, the average large cap growth fund earned an average of 0.68% and the S&P 500(R) Index earned an average of 3.66%. Davis New York Venture Fund earned an average of 5.72% (without the sales charge taken into consideration) over the same time period.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================
Average Annual Total Return For the Periods ended July 31, 2002.

 -----------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ............................................(21.23)%
 Five Years..........................................   1.53%
 Ten Years...........................................  12.06%
 -----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1992 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2002 the value of your investment would have grown to $31,213 - a 212.13% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $26,112 - a 161.12% increase.


                          S&P 500       DNYVF-A
     Jul-92             10,000.00      9,528.00
     Jul-93             10,871.00     11,462.00
     Jul-94             11,428.68     12,139.00
     Jul-95             14,408.14     15,442.00
     Jul-96             16,792.69     17,461.00
     Jul-97             25,543.36     27,559.00
     Jul-98             30,468.12     30,635.00
     Jul-99             36,625.72     35,796.00
     Jul-00             39,911.16     40,447.00
     Jul-01             34,191.93     37,739.00
     Jul-02             26,112.38     31,213.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND

COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2002.

 -----------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year........................................................ (21.26)%
 Five Year.......................................................   1.32%
 Life of Class (December 1, 1994 through July 31, 2002)..........  12.81%
 -----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 2002 the value of your investment would have grown to $25,205 - a 152.05% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,082 - a 130.82% increase.


Class B

                           S&P 500       DNYVF-B
      12/1/94            10,000.00      10,000.00
      Jul-95             12,736.00      13,262.87
      Jul-96             14,843.81      14,833.80
      Jul-97             22,578.92      23,210.48
      Jul-98             26,932.13      25,581.82
      Jul-99             32,375.12      29,633.31
      Jul-00             35,279.26      33,207.00
      Jul-01             30,223.78      30,728.00
      Jul-02             23,081.90      25,205.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2002.

 -----------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year......................................................   (18.77)%
 Five Year.....................................................     1.71%
 Life of Class (December 20, 1994 through July 31, 2002).......    12.62%
 -----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 2002 the value of your investment would have grown to $24,710 - a 147.10% increase on your initial investment For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,642 - a 126.42% increase.



Class C

                           S&P 500      DNYVF-C
         12/20/94         10,000.00     10,000.00
         Jul-95           12,493.00     12,966.00
         Jul-96           14,560.59     14,497.00
         Jul-97           22,148.12     22,701.00
         Jul-98           26,418.27     25,034.00
         Jul-99           31,757.41     29,026.00
         Jul-00           34,606.14     32,531.00
         Jul-01           29,647.11     30,115.00
         Jul-02           22,641.50     24,710.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended July 31, 2002.

 --------------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year...................................................   (17.04)%
 Five Year..................................................     2.82%
 Life of Class (October 2, 1996 through July 31, 2002)......     9.12%
 --------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 2002 the value of your investment would have grown to $16,634 - a 66.34% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $14,278 - a 42.78% increase.



Class Y

                           S&P 500      DNYVF-Y
         10/2/96         10,000.00     10,000.00
         Jul-97          13,967.20     14,471.06
         Jul-98          16,660.08     16,131.68
         Jul-99          20,027.08     18,904.20
         Jul-00          21,823.57     21,423.89
         Jul-01          18,696.27     20,052.00
         Jul-02          14,278.34     16,634.00


Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2002
================================================================================

                               [Graphic Omitted]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Preferred Stocks & Corporate Bonds                              1.3%
Short Term Investments, Other Assets & Liabilities              3.8%
Common Stocks                                                  94.9%

Sector Weightings (% of Long Term Portfolio)
--------------------------------------------

Food & Restaurants                                               3.5%
Banking                                                         12.2%
Transportation                                                   2.1%
Consumer Products                                                6.6%
Other                                                            7.5%
Building Materials                                               3.9%
Financial Services                                              22.8%
Pharmaceutical and Health Care                                   6.0%
Retailing                                                        5.7%
Technology                                                       3.1%
Insurance                                                       14.8%
Energy                                                           5.4%
Diversified                                                      6.4%

TOP 10 HOLDINGS                                                                                  % OF FUND
STOCK                                                SECTOR                                      NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                                 Financial Services                             7.01%
Philip Morris Cos. Inc.                              Consumer Products                              6.32%
Wells Fargo & Co.                                    Banks and Savings & Loan Associations          4.62%
American International Group, Inc.                   Multi-Line Insurance                           4.20%
Household International, Inc.                        Financial Services                             3.77%
Citigroup Inc.                                       Financial Services                             3.66%
Berkshire Hathaway Inc., Class A                     Property/Casualty Insurance                    3.32%
Costco Wholesale Corp.                               Retailing                                      2.76%
Golden West Financial Corp.                          Banks and Savings & Loan Associations          2.76%
Bank One Corp.                                       Banks and Savings & Loan Associations          2.57%

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2001 THROUGH JULY 31, 2002
================================================================================
NEW POSITIONS ADDED (8/1/01-7/31/02)
(Highlighted positions are those greater than 0.50% of 7/31/02 total net assets.)

                                                                                                    % OF 7/31/02
                                                                                    DATE OF 1ST        FUND
SECURITY                                           SECTOR                           PURCHASE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Agere Systems Inc., Class B                        Electronics                       07/16/02          0.01%
Albertson's, Inc.                                  Retailing                         03/28/02          0.31%
American Standard Cos. Inc.                        Building Materials                03/27/02          0.54%
Conoco Inc.                                        Energy                            11/19/01          0.22%
Diageo PLC                                         Food/Beverage & Restaurant        09/27/01          1.84%
Eastman Kodak Co.                                  Consumer Products                 12/03/01            -
Everest Re Group, Ltd.                             Reinsurance                       09/17/01          0.19%
Hershey Foods Corp.                                Food/Beverage & Restaurant        12/14/01          0.72%
IMS Health Inc.                                    Information/Information
                                                      Processing                     04/23/02          0.35%
J. C. Penney Co., Inc.                             Retailing                         10/09/01          0.18%
Lagardere S.C.A.                                   Media                             12/03/01          0.93%
Level 3 Communications, Inc.                       Telecommunications                07/11/02          0.17%
Level 3 Communications, Inc.,
     11.00%, 3/15/08                               Telecommunications                07/11/02          0.15%
Level 3 Communications, Inc.,
     9.125%, 5/1/08                                Telecommunications                07/12/02          0.06%
Level 3 Communications, Inc.,
     11.25%, 3/15/10                               Telecommunications                07/23/02          0.01%
Lucent Technologies Inc., 8.00%, 8/01/31,
     Non-Cum. Conv. Pfd.                           Telecommunications                09/18/01          0.10%
M&T Bank Corp.                                     Banks and Savings & Loan
                                                      Associations                   06/07/02          0.04%
Markel Corp.                                       Property/Casualty Insurance       11/15/01          0.09%
Microsoft Corp.                                    Technology                        07/29/02          1.01%
Pfizer Inc.                                        Pharmaceutical and Health Care    07/15/02          0.60%
Principal Financial Group, Inc.                    Life Insurance                    10/22/01          0.43%
Prudential Financial, Inc.                         Multi-Line Insurance              12/12/01            -
Safeway Inc.                                       Retailing                         10/01/01          1.43%
Takefuji Corp.                                     Financial Services                06/04/02          0.25%
Tyco International Group, SA, 6.875%, 9/5/02       Diversified Manufacturing         02/08/02            -
Tyco International Group, SA, 6.25%, 6/15/03       Diversified Manufacturing         06/07/02          0.03%
Tyco International Group, SA, 4.95%, 8/1/03        Diversified Manufacturing         02/08/02          0.13%
Tyco International Group, SA, 5.875%, 11/1/04      Diversified Manufacturing         06/07/02          0.08%
Tyco International Group, SA, 6.375%, 6/15/05      Diversified Manufacturing         06/07/02          0.03%
Tyco International Group, SA, 6.375%, 2/15/06      Diversified Manufacturing         07/22/02          0.10%
Tyco International Group, SA, Conv. Notes,
     Zero Cpn., 2/12/21                            Diversified Manufacturing         06/07/02          0.12%
Tyco International Ltd., Conv. Notes,
     Zero Cpn., 11/17/20                           Diversified Manufacturing         06/07/02          0.17%

DAVIS NEW YORK VENTURE FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2001 THROUGH JULY 31, 2002
================================================================================
POSITIONS CLOSED (8/1/01-7/31/02)
(Gains and losses greater than $25 million are highlighted.)


                                                                                 DATE OF
SECURITY                                         SECTOR                         FINAL SALE       GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                       Electronics                      04/16/02    $    1,626,216
Alexandria Real Estate Equities, Inc.            Real Estate                      10/25/01           (19,120)
American Home Products Corp.                     Pharmaceutical and Health Care   01/11/02       136,798,730
Apartment Investment & Management
   Co., Class A                                  Real Estate                      10/25/01           (54,522)
Boston Properties, Inc.                          Real Estate                      10/25/01           (39,314)
Dow Jones & Co., Inc.                            Publishing                       11/02/01        (1,382,837)
Eastman Kodak Co.                                Consumer Products                04/09/02           543,482
Equity Office Properties Trust                   Real Estate                      10/25/01           (70,695)
First Data Corp.                                 Data Processing                  04/05/02        21,958,611
Freddie Mac                                      Financial Services               09/24/01       107,866,539
General Mills, Inc.                              Food/Beverage & Restaurant       10/25/01         4,427,576
Gillette Co.                                     Consumer Products                10/30/01       (18,794,570)
Hewlett - Packard Co.                            Technology                       04/11/02       (30,843,889)
Hynix Semiconductor Inc., 144A GDR               Electronics                      09/26/01       (20,273,528)
Intel Corp.                                      Technology                       10/26/01        20,066,294
Loral Space & Communications Ltd.                Telecommunications               03/01/02       (46,957,160)
Lucent Technologies Inc.                         Telecommunications               09/20/01       (51,605,529)
McDonald's Corp.                                 Food/Beverage & Restaurant       05/02/02        51,614,473
Molex Inc.                                       Electronics                      11/27/01        22,518,862
Novell, Inc.                                     Technology                       03/11/02       (51,690,619)
Prudential Financial, Inc.                       Multi-Line Insurance             12/13/01         2,261,904
Rockwell Collins, Inc.                           Aerospace/Defense                11/06/01       (25,177,620)
Rockwell International Corp.                     Industrial                       11/08/01        (7,952,873)
Schlumberger Ltd.                                Energy                           12/19/01       (14,815,929)
Six Flags, Inc.                                  Theme Parks                      10/25/01            12,498
Texas Instruments Inc.                           Electronics                      08/14/01        86,651,830
Tribune Co.                                      Publishing                       10/11/01        20,156,598
Tyco International Group, SA, 6.875%, 9/5/02     Diversified Manufacturing        05/22/02            (4,237)
Vornado Realty Trust, 6.50%, Series A,
   Conv. Pfd.                                    Real Estate                      10/26/01            30,681
Zimmer Holdings, Inc.                            Medical Products                 10/30/01         3,066,291

DAVIS NEW YORK VENTURE FUND - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
================================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 2002, the life of the Fund. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.



                                    VALUE OF SHARES     VALUE OF SHARES       COST OF SHARES       COST OF SHARES
           VALUE OF INITIAL        PURCHASED THROUGH   PURCHASED THROUGH        PURCHASED         PURCHASED THROUGH
             INVESTMENT -              DIVIDEND -       DISTRIBUTIONS -      THROUGH DIVIDENDS      DISTRIBUTIONS -
               $40,357                  $108,818          $488,980              - $53,783               $293,792
           ---------------------------------------------------------------------------------------------------------
1969            $9,574.11                   $0.00               $0.00                $0.00               $0.00
1970            $7,560.98                   $0.00              $96.99                $0.00             $131.58
1971           $10,206.38                 $113.29             $130.93               $76.15             $131.58
1972           $12,110.70                 $187.61             $155.36              $143.51             $131.58
1973           $10,525.33                 $192.52             $364.22              $177.41             $402.76
1974            $7,945.59                 $247.26             $274.95              $306.32             $402.76
1975            $8,371.48                 $572.10             $324.30              $537.17             $402.76
1976           $10,225.14               $1,007.97             $353.84              $857.06             $402.76
1977           $11,106.94               $1,331.25             $384.35            $1,070.51             $402.76
1978           $13,742.97               $1,985.37             $771.47            $1,331.46             $631.09
1979           $14,549.72               $2,544.00           $1,390.28            $1,749.83           $1,173.85
1980           $17,484.06               $3,674.55           $4,504.18            $2,220.05           $3,333.50
1981           $17,767.36               $4,759.89           $9,242.87            $3,171.12           $7,660.36
1982           $11,069.42               $4,060.53          $12,287.68            $4,381.36          $15,136.73
1983           $17,861.17               $7,918.92          $22,564.15            $5,341.65          $16,862.76
1984           $13,320.83               $6,870.98          $24,507.57            $6,362.33          $25,223.04
1985           $16,341.47               $9,740.36          $35,525.07            $7,505.95          $29,646.99
1986           $20,168.86              $13,630.10          $50,784.18            $8,856.01          $34,759.25
1987           $20,412.76              $14,756.17          $67,395.88            $9,793.46          $48,028.73
1988           $15,140.72              $13,720.06          $70,307.97           $12,274.51          $69,336.58
1989           $18,236.40              $20,147.70          $93,944.91           $15,104.62          $76,277.40
1990           $17,617.26              $24,832.66         $100,621.51           $20,266.71          $85,843.97
1991           $18,480.30              $29,338.64         $115,693.88           $23,117.87          $94,103.41
1992           $20,075.05              $35,872.34         $138,105.50           $26,753.67         $104,935.15
1993           $22,682.93              $43,950.45         $166,806.37           $29,949.76         $114,584.13
1994           $22,589.12              $46,958.73         $177,680.42           $33,051.02         $125,826.18
1995           $27,317.08              $60,054.77         $227,122.37           $35,524.58         $135,102.02
1996           $28,592.88              $66,292.19         $260,842.92           $38,777.04         $157,001.91
1997           $43,063.90             $105,131.93         $413,416.38           $42,993.52         $173,399.35
1998           $45,695.00             $118,212.00         $462,430.00           $48,650.02         $193,811.95
1999           $52,124.05             $137,965.68         $541,763.34           $51,355.30         $206,178.97
2000           $57,593.98             $152,517.28         $616,821.25           $51,421.28         $222,542.08
2001           $48,853.38             $130,789.37         $591,923.00           $52,892.16         $293,792.15
2002           $40,357.14             $108,818.18         $488,979.87           $53,782.79         $293,792.15



No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
July 31, 2002
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - (94.93%)
    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.72%)
    11,608,500        Bank One Corp. .....................................................   $     451,686,735
     7,359,700        Golden West Financial Corp. ........................................         483,900,275
    23,702,053        Lloyds TSB Group PLC................................................         236,857,933
        80,000        M&T Bank Corp. .....................................................           6,688,000
     1,570,200        State Street Corp. .................................................          66,733,500
    15,949,700        Wells Fargo & Co. ..................................................         811,201,742
                                                                                             -----------------
                                                                                                 2,057,068,185
                                                                                             -----------------
    BUILDING MATERIALS - (3.81%)
     1,328,500        American Standard Cos. Inc.*........................................          95,001,035
     4,036,700        Martin Marietta Materials, Inc. (b).................................         154,726,711
     9,944,500        Masco Corp. ........................................................         240,656,900
     4,419,920        Vulcan Materials Co. ...............................................         178,741,565
                                                                                             -----------------
                                                                                                   669,126,211
                                                                                             -----------------
    CONSUMER PRODUCTS - (6.32%)
    24,103,500        Philip Morris Cos. Inc. ............................................       1,109,966,175
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (5.56%)
     5,832,300        Dover Corp. ........................................................         171,178,005
     3,022,300        3M Co. .............................................................         380,296,009
    33,169,206        Tyco International Ltd. ............................................         424,565,837
                                                                                             -----------------
                                                                                                   976,039,851
                                                                                             -----------------
    ELECTRONICS - (0.44%)
    40,500,000        Agere Systems Inc., Class A* (b)....................................          76,950,000
       250,000        Agere Systems Inc., Class B* (b)....................................             487,500
                                                                                             -----------------
                                                                                                    77,437,500
                                                                                             -----------------
    ENERGY - (5.16%)
     1,590,000        Conoco Inc. ........................................................          38,350,800
     7,261,343        Devon Energy Corp...................................................         302,652,776
     5,462,000        EOG Resources, Inc. ................................................         187,291,980
     7,303,500        Phillips Petroleum Co. .............................................         377,956,125
                                                                                             -----------------
                                                                                                   906,251,681
                                                                                             -----------------
    FINANCIAL SERVICES - (18.45%)
    34,890,100        American Express Co. ...............................................       1,230,224,926
    19,165,416        Citigroup Inc. .....................................................         642,808,053
     5,037,400        Dun & Bradstreet Corp.* (b).........................................         162,959,890
    15,524,500        Household International, Inc. ......................................         662,430,415
     4,758,700        Loews Corp. .........................................................        225,752,728
     4,608,700        Moody's Corp. ......................................................         228,591,520
     8,391,800        Providian Financial Corp. ..........................................          42,126,836
       664,020        Takefuji Corp. .....................................................          44,245,822
                                                                                             -----------------
                                                                                                 3,239,140,190
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2002
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    FOOD/BEVERAGE & RESTAURANT - (3.40%)
    26,606,982        Diageo PLC..........................................................   $     322,640,408
     1,614,800        Hershey Foods Corp. ................................................         126,697,208
     4,000,000        Kraft Foods Inc., Class A...........................................         148,000,000
                                                                                             -----------------
                                                                                                   597,337,616
                                                                                             -----------------
    HOTELS - (0.76%)
     3,991,000        Marriott International, Inc., Class A...............................         133,698,500
                                                                                             -----------------
    INDUSTRIAL - (0.87%)
    10,579,400        Sealed Air Corp.* (b)...............................................         153,507,094
                                                                                             -----------------
    INFORMATION/INFORMATION PROCESSING - (0.35%)
     3,833,000        IMS Health Inc. ....................................................          60,638,060
                                                                                             -----------------
    INSURANCE BROKERS - (1.17%)
     8,655,400        Aon Corp. ..........................................................         205,565,750
                                                                                             -----------------
    INVESTMENT FIRMS - (3.54%)
     3,300,000        Investor AB, Class B................................................          21,677,440
     1,111,892        Julius Baer Holding Ltd., Class B (b)...............................         283,418,305
     6,102,480        Morgan Stanley......................................................         246,235,068
     5,223,200        Stilwell Financial, Inc. ...........................................          70,774,360
                                                                                             -----------------
                                                                                                   622,105,173
                                                                                             -----------------
    LIFE INSURANCE - (0.68%)
     2,599,500        Principal Financial Group, Inc.*....................................          74,631,645
     1,500,000        Sun Life Financial Services of Canada Inc. .........................          27,060,000
      903,500         UnumProvident Corp.   ..............................................          18,485,610
                                                                                             -----------------
                                                                                                   120,177,255
                                                                                             -----------------
    MEDIA - (1.31%)
     3,941,865        Lagardere S.C.A.....................................................         163,168,266
     8,781,680        WPP Group PLC.......................................................          66,555,012
                                                                                             -----------------
                                                                                                   229,723,278
                                                                                             -----------------
    MULTI-LINE INSURANCE - (4.20%)
    11,526,810        American International Group, Inc. .................................         736,793,695
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (5.77%)
     6,519,700        Bristol-Myers Squibb Co. ...........................................         152,756,571
     6,978,500        Eli Lilly and Co. ..................................................         407,683,970
     4,921,000        Merck & Co., Inc. ..................................................         244,081,600
     3,230,000        Pfizer Inc. ........................................................         104,490,500
     2,325,000        Pharmacia Corp. ....................................................         104,020,500
                                                                                             -----------------
                                                                                                 1,013,033,141
                                                                                             -----------------
    PIPELINES - (0.53%)
     2,239,400        Kinder Morgan, Inc. ................................................          93,181,434
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2002
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    PROPERTY/CASUALTY INSURANCE - (5.90%)
         8,543        Berkshire Hathaway Inc., Class A*...................................   $     583,486,900
         1,604        Berkshire Hathaway Inc., Class B*...................................           3,668,348
     1,616,300        Chubb Corp. ........................................................         104,881,707
        80,000        Markel Corp.*.......................................................          16,200,000
     6,413,700        Progressive Corp. (Ohio)............................................         328,060,755
                                                                                             -----------------
                                                                                                 1,036,297,710
                                                                                             -----------------
    PUBLISHING - (0.67%)
     1,628,000        Gannett Co., Inc. ..................................................         117,069,480
                                                                                             -----------------
    REAL ESTATE - (0.77%)
       401,800        Centerpoint Properties Trust .......................................          23,473,156
     2,313,100        General Growth Properties, Inc. (b) ................................         112,139,088
                                                                                             -----------------
                                                                                                   135,612,244
                                                                                             -----------------
    REINSURANCE - (2.27%)
       620,000        Everest Re Group, Ltd. .............................................          33,945,000
     4,973,150        Transatlantic Holdings, Inc. (b) ...................................         363,785,923
                                                                                             -----------------
                                                                                                   397,730,923
                                                                                             -----------------
    RETAILING - (5.46%)
     1,930,500        Albertson's, Inc. ..................................................          54,401,490
    13,886,200        Costco Wholesale Corp.*.............................................         484,142,363
     1,820,000        J. C. Penney Co., Inc. .............................................          32,032,000
     5,360,000        RadioShack Corp. ...................................................         137,216,000
     9,029,000        Safeway Inc.*.......................................................         251,186,780
                                                                                             -----------------
                                                                                                   958,978,633
                                                                                             -----------------
    TECHNOLOGY - (3.00%)
     5,550,000        BMC Software, Inc.*.................................................          74,647,500
     5,641,000        Lexmark International, Inc.*........................................         275,732,080
     3,690,000        Microsoft Corp.*....................................................         176,935,500
                                                                                             -----------------
                                                                                                   527,315,080
                                                                                             -----------------
    TELECOMMUNICATIONS - (0.84%)
     4,240,000        Level 3 Communications, Inc.*.......................................          30,040,400
    20,311,000        Tellabs, Inc.*......................................................         117,092,915
                                                                                             -----------------
                                                                                                   147,133,315
                                                                                             -----------------
    TRANSPORTATION - (1.98%)
     5,316,300        United Parcel Service, Inc., Class B.................................        347,367,042
                                                                                             -----------------

                           Total Common Stocks - (identified cost $16,828,099,338)........      16,668,295,216
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2002
================================================================================

                                                                                                     VALUE
      SHARES/PRINCIPAL                           SECURITY                                          (NOTE 1)
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK - (0.47%)

       2,041,800   General Growth Properties, Inc., 7.25%, 07/15/08,
                        Cum. Conv. Pfd. (b)............................................    $    62,938,485
          38,400   Lucent Technologies Inc., 8.00%, 08/01/31, Non-Cum. Conv. Pfd.......         17,642,419
          76,200   Sealed Air Corp., $2.00, 04/01/18, Ser. A, Cum. Conv. Pfd. (b)......          1,409,700
                                                                                         -----------------

                        Total Preferred Stocks - (identified cost $93,118,415)........          81,990,604
                                                                                         -----------------

CORPORATE BONDS - (0.86%)

$     40,800,000   evel 3 Communications Inc., 11.00%, 3/15/08.........................         25,500,000
      16,400,000   evel 3 Communications Inc., 9.125%, 5/1/08..........................          9,922,000
       2,300,000   evel 3 Communications Inc., 11.25%, 3/15/10.........................          1,414,500
       5,000,000   yco International Group, SA, 6.25%, 6/15/03.........................          4,576,090
      24,340,000   yco International Group, SA, 4.95%, 8/1/03..........................         22,033,688
      18,000,000   yco International Group, SA, 5.875%, 11/1/04........................         14,858,784
       5,500,000   yco International Group, SA, 6.375%, 6/15/05........................          4,527,094
      21,517,000   yco International Group, SA, 6.375%, 2/15/06........................         17,336,634
      30,000,000   yco International Group, SA,
                        Conv. Notes, Zero Cpn., 2/12/21 (d)............................         21,150,000
      50,000,000   yco International Ltd., Conv. Notes, Zero Cpn., 11/17/20 (d)........         30,187,500
                                                                                         -----------------

                       Total Corporate Bonds - (identified cost $148,145,920)..........        151,506,290
                                                                                         -----------------

SHORT TERM INVESTMENTS - (4.41%)

      20,000,000   Federal Home Loan Bank, Zero Cpn., 8/7/02 Discount Note..............        19,994,467
     754,561,000   Nomura Securities International, Inc. Repurchase Agreement, 1.84%,
                      08/01/02, dated 07/31/02, repurchase value of $754,599,566
                      (collateralized by: U.S. Government obligations in a pooled
                      cash account, total market value $769,652,220) ...................       754,561,000
                                                                                         -----------------

                         Total Short Term Investments - (identified cost $774,555,467).        774,555,467
                                                                                         -----------------

                          Total Investments - (identified cost $17,843,919,140)
                            (100.67%)(a)...............................................     17,676,347,577
                          Liabilities Less Other Assets - (0.67%)......................       (118,014,845)
                                                                                         -----------------

                                 Net Assets - (100%)...................................  $  17,558,332,732
                                                                                         =================

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
July 31, 2002
================================================================================

(a) Aggregate cost for Federal Income Tax purposes is $17,875,109,113. At July 31, 2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

        Unrealized appreciation............................    $   2,986,624,497
        Unrealized depreciation............................      (3,185,386,033)
                                                               -----------------
                Net unrealized depreciation................    $   (198,761,536)
                                                               =================

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2002. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2002 amounts to $1,372,322,696. Transactions during the period in which the issuers were affiliates are as follows:


                               Shares          Gross         Gross          Shares            Dividend
Security                       July 31, 2001   Additions     Reductions     July 31, 2002     Income
--------                       -------------   ---------     ----------     -------------     ------
Agere Systems Inc., Class A      40,750,000        -           250,000         40,500,000         -
Agere Systems Inc., Class B          -           250,000          -               250,000         -
Devon Energy Corp. (c)            5,286,143    1,975,200          -             7,261,343   $   723,634
Dun & Bradstreet Corp.            5,037,400        -              -             5,037,400         -
General Growth Properties, Inc.   2,313,100        -              -             2,313,100     4,770,537
General Growth Properties, Inc.,
     7.25%, 07/15/08,
     Cum. Conv. Pfd.              2,000,000       41,800          -             2,041,800     3,700,558
Julius Baer Holding
     Ltd., Class B                   72,411    1,039,481          -             1,111,892     2,976,161
Lexmark International, Inc. (c)   8,021,800       16,200      2,397,000         5,641,000         -
Martin Marietta Materials, Inc.   4,036,700        -              -             4,036,700     2,260,552
Sealed Air Corp.                 10,556,800       22,600          -            10,579,400         -
Sealed Air Corp.,
     $2.00, 04/01/18, Ser. A,
     Cum. Conv. Pfd.                 -            76,200          -                76,200       164,300
Tellabs, Inc. (c)                24,022,000    2,908,200      6,619,200        20,311,000         -
Transatlantic Holdings, Inc.      4,963,950        9,200          -             4,973,150     1,908,806

(c)  Not an affiliate as of July 31, 2002.

(d) As of July 31, 2002 zero coupon bonds represented $51,337,500 or 0.29% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

*    Non-Income Producing Security




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2002
================================================================================

ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments):
         Unaffiliated companies (including securities loaned of $3,796,100)
         (cost of $16,108,424,146)........................................................   $  16,304,024,881
         Affiliated companies (cost of $1,735,494,994)....................................       1,372,322,696
     Collateral for securities loaned (Note 7)............................................           4,091,883
     Cash.................................................................................          23,921,188
     Receivables:
         Investment securities sold.......................................................          66,199,764
         Capital stock sold...............................................................          26,170,386
         Dividends and interest...........................................................          17,212,693
     Other assets.........................................................................              78,189
                                                                                             -----------------
              Total assets................................................................      17,814,021,680
                                                                                             -----------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7)..................................           4,091,883
     Payables:
         Investment securities purchased..................................................         199,364,246
         Capital stock redeemed...........................................................          29,502,750
     Accrued expenses.....................................................................          22,730,069
                                                                                             -----------------
              Total liabilities...........................................................         255,688,948
                                                                                             -----------------
NET ASSETS ...............................................................................   $  17,558,332,732
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      41,613,516
     Additional paid-in capital...........................................................      18,787,568,122
     Net unrealized depreciation on investments and translation of assets
         and liabilities denominated in foreign currency..................................        (167,493,374)
     Undistributed net investment income..................................................           8,134,893
     Accumulated net realized losses from investments and foreign currency transactions...      (1,111,490,425)
                                                                                             -----------------
              Net assets..................................................................   $  17,558,332,732
                                                                                             =================

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At July 31, 2002
================================================================================

CLASS A SHARES
    Net assets..........................................................  $   8,734,422,011
    Shares outstanding..................................................        406,840,035
    Net asset value and redemption price per share......................          $   21.47
                                                                                  =========
    Maximum offering price per share (100/95.25 of $21.47)*.............          $   22.54
                                                                                  =========
CLASS B SHARES
    Net assets..........................................................  $   4,873,571,619
    Shares outstanding..................................................        236,802,980
    Net asset value and redemption price per share......................          $   20.58
                                                                                  =========
CLASS C SHARES
    Net assets..........................................................  $   3,004,287,856
    Shares outstanding..................................................        145,064,191
    Net asset value and redemption price per share......................          $   20.71
                                                                                  =========
CLASS Y SHARES
    Net assets..........................................................  $     946,051,246
    Shares outstanding..................................................         43,563,111
    Net asset value and redemption price per share......................          $   21.72
                                                                                  =========


*On purchases of $100,000 or more, the offering price is reduced.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 2002
================================================================================

INVESTMENT INCOME:
     Income:
         Dividends:
              Unaffiliated companies (Net of foreign withholding taxes of $2,042,452).....    $    250,815,335
              Affiliated companies (Net of foreign withholding taxes of $686,348).........          16,504,548
         Interest.........................................................................          23,312,535
         Lending fees.....................................................................             557,910
                                                                                              ----------------
                 Total income.............................................................         291,190,328

     Expenses:
         Management fees (Note 3)........................................  $   06,814,810
         Custodian fees..................................................       3,092,050
         Transfer agent fees
              Class A....................................................      13,298,165
              Class B....................................................       9,589,416
              Class C....................................................       5,182,534
              Class Y....................................................         827,781
         Audit fees......................................................          84,000
         Legal fees......................................................          77,648
         Accounting fees (Note 3)........................................         399,996
         Reports to shareholders.........................................       3,047,463
         Directors' fees and expenses....................................         350,053
         Registration and filing fees....................................       1,083,468
         Miscellaneous...................................................          76,335
         Payments under distribution plan (Note 4)
              Class A....................................................      23,491,939
              Class B....................................................      58,206,683
              Class C....................................................      35,643,095
                                                                           --------------
                  Total expenses..........................................................         261,265,436
                  Expenses paid indirectly  (Note 6)......................................            (362,953)
                                                                                             -----------------
                  Net expenses............................................................         260,902,483
                                                                                             -----------------
                      Net investment income...............................................          30,287,845
                                                                                             -----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss from:
         Investment transactions:
              Unaffiliated companies......................................................        (196,702,549)
              Affiliated companies........................................................        (336,911,966)
         Foreign currency transactions....................................................          (1,346,136)
     Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities in foreign currencies..................................      (3,390,974,304)
                                                                                             -----------------
     Net realized and unrealized loss on investments and foreign currency.................      (3,925,934,955)
                                                                                             -----------------
                  Net decrease in net assets resulting from operations....................   $  (3,895,647,110)
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                                                               YEAR ENDED        YEAR ENDED
                                                                                JULY 31,            JULY 31,
                                                                                  2002                2001
                                                                                  ----                ----
OPERATIONS:
     Net investment income.............................................  $      30,287,845   $      30,881,793
     Net realized loss from investments and
         foreign currency  transactions................................       (534,960,651)       (273,543,204)
     Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities in
         foreign currencies............................................     (3,390,974,304)     (1,438,824,878)
                                                                         -----------------   -----------------
       Net decrease in net assets resulting from operations............     (3,895,647,110)     (1,681,486,289)

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (12,324,367)        (13,392,663)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (5,675,031)         (3,741,849)

     Distributions in excess of net investment income:
         Class A  .....................................................             -               (4,857,725)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................             -               (1,357,226)
     Realized gains from investment transactions:
         Class A  .....................................................             -             (877,918,457)
         Class B  .....................................................             -             (542,911,684)
         Class C  .....................................................             -             (305,191,536)
         Class Y  .....................................................             -              (96,153,980)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
         Class A  .....................................................        (53,142,644)      2,801,855,438
         Class B  .....................................................       (308,582,298)      1,629,381,351
         Class C  .....................................................       (133,643,142)      1,416,311,800
         Class Y  .....................................................       (304,118,272)        661,775,970
                                                                         -----------------   -----------------

     Total increase (decrease) in net assets...........................     (4,713,132,864)      2,982,313,150
NET ASSETS:

     Beginning of year.................................................     22,271,465,596      19,289,152,446
                                                                         -----------------   -----------------
     End of year (including undistributed (overdistributed) net investment income of $8,134,893 and ($2,329,146),
         respectively).................................................  $  17,558,332,732   $  22,271,465,596
                                                                         =================   =================

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 2002, the Fund generated a net capital loss of approximately $458,003,474 available to offset future capital gains, if any, which expire in 2010. In addition, at July 31, 2002, the Fund had approximately $622,296,979 of post October losses available to offset future capital gains, if any, which expire in 2011.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,824,408 and a corresponding decrease in accumulated net realized loss.


The tax character of distributions paid during the years ended July 31, 2002 and 2001, was as follows:

                                                        2002                    2001
                                                ------------------      ------------------
Ordinary income                                    $17,999,398          $     17,134,512
Distributions in excess of net investment income         -                     6,214,951
Long - term capital gains                                -                 1,789,163,580
Short - term capital gains                               -                    33,012,077

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2002
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income........................   $      8,134,893
Accumulated net realized losses from investments and
       foreign currency transactions.......................     (1,080,300,452)
Net unrealized depreciation on investments.................       (198,761,536)
                                                              ----------------
       Total...............................................   $ (1,270,927,095)
                                                              ================

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2002, were $4,345,504,358 and $5,406,193,139, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Advisors (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the year ended July 31, 2002, approximated 0.52% of average net assets.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2002, amounted to $14,004. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2002, amounted to $2,175,844. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 2002. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2002
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the year ended July 31, 2002, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $10,116,655 from commissions earned on sales of Class A shares of the Fund, of which $1,340,237 was retained by the Underwriter and the remaining $8,776,418 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2002, was $23,491,939.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 2002, Class B shares of the Fund made distribution plan payments which included distribution fees of $43,668,864 and service fees of $14,537,819.

     Commission advances by the Distributor during the year ended July 31, 2002 on the sale of Class B shares of the Fund amounted to $24,254,004, of which $20,545,079 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $342,086,328 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2002 the Distributor received $13,779,611 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2002
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

     During the year ended July 31, 2002, Class C shares of the Fund made distribution plan payments which included distribution fees of $26,732,321 and service fees of $8,910,774. During the year ended July 31, 2002, the Distributor received $848,257 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

     At July 31, 2002, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A
-------
                                                               YEAR ENDED                        YEAR ENDED
                                                              JULY 31, 2002                     JULY 31, 2001
                                                     -------------------------------  --------------------------------
                                                       SHARES            AMOUNT           SHARES            AMOUNT
                                                     -------------   ---------------  -------------    ---------------
Shares subscribed................................... 92,515,619     $ 2,247,860,074     138,187,905    $ 3,929,292,022

Shares issued in reinvestment of distributions......    464,085          11,457,258      30,600,259        824,677,337
Acquisition (Note 8)................................    655,284          13,802,239            --                 --
                                                     ----------     ---------------   -------------    ---------------
                                                     93,634,988       2,273,119,571     168,788,164      4,753,969,359
Shares redeemed.....................................(97,682,100)     (2,326,262,215)    (69,228,403)    (1,952,113,921)
                                                     ----------     ---------------   -------------    ---------------
     Net increase (decrease)........................ (4,047,112)    $   (53,142,644)     99,559,761    $ 2,801,855,438
                                                     ==========     ===============   =============    ===============


CLASS B
                                                                  YEAR ENDED                          YEAR ENDED
                                                                JULY 31, 2002                        JULY 31, 2001
                                                     --------------------------------     -----------------------------------
                                                          SHARES             AMOUNT            SHARES              AMOUNT
                                                     ---------------    -------------     --------------      ---------------
Shares subscribed ..................................      28,190,814    $ 660,699,911         62,411,281      $ 1,727,208,176
Shares issued in reinvestment of distributions .....            --                 --         19,232,376          503,119,192
Acquisition (Note 8) ...............................         897,431       18,224,129               --                 --
                                                     ---------------    -------------     --------------      ---------------
                                                          29,088,245      678,924,040         81,643,657        2,230,327,368
Shares redeemed ....................................     (43,524,700)    (987,506,338)       (22,168,974)        (600,946,017)
                                                     ---------------    -------------     --------------      ---------------
     Net increase (decrease) .......................     (14,436,455)   $(308,582,298)        59,474,683      $ 1,629,381,351
                                                     ===============    =============     ==============      ===============

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2002
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C
-------
                                                              YEAR ENDED                          YEAR ENDED
                                                             JULY 31, 2002                       JULY 31, 2001
                                                  ----------------------------------    ----------------------------------
                                                       SHARES             AMOUNT             SHARES          AMOUNT
                                                  ---------------    ---------------    ---------------    ---------------
Shares subscribed .............................        24,597,024    $   581,372,277         54,845,022    $ 1,532,656,857
Shares issued in reinvestment of distributions               --                 --           10,729,579        282,315,376
Acquisition (Note 8) ..........................           455,402          9,305,224               --                 --
                                                  ---------------    ---------------    ---------------    ---------------
                                                       25,052,426        590,677,501         65,574,601      1,814,972,233
Shares redeemed ...............................       (31,553,553)      (724,320,643)       (14,691,722)      (398,660,433)
                                                  ---------------    ---------------    ---------------    ---------------
     Net increase (decrease) ..................        (6,501,127)   $  (133,643,142)        50,882,879    $ 1,416,311,800
                                                  ===============    ===============    ===============    ===============
CLASS Y
-------
                                                             YEAR ENDED                            YEAR ENDED
                                                            JULY 31, 2002                         JULY 31, 2001
                                                  ----------------------------------    ----------------------------------
                                                      SHARES             AMOUNT             SHARES             AMOUNT
                                                  ---------------    ---------------    ---------------    ---------------
Shares subscribed .............................        13,798,679    $   339,097,140         28,744,187    $   820,297,400
Shares issued in reinvestment of distributions            184,505          4,597,475          3,185,750         86,652,409
Acquisition (Note 8) ..........................             7,731            164,816               --               --
                                                  ---------------    ---------------    ---------------    ---------------
                                                       13,990,915        343,859,431         31,929,937        906,949,809
Shares redeemed ...............................       (26,155,568)      (647,977,703)        (8,678,855)      (245,173,839)
                                                  ---------------    ---------------    ---------------    ---------------
     Net increase (decrease) ..................       (12,164,653)   $  (304,118,272)        23,251,082    $   661,775,970
                                                  ===============    ===============    ===============    ===============

NOTE 6 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $22,628 during the year ended July 31, 2002.

     Davis New York Venture Fund ("the Fund") has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the year ended July 31, 2002 the reduction amounted to $340,325.

NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of July 31, 2002, the Fund had on loan securities valued at $3,796,100; cash of $4,091,883 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
July 31, 2002
================================================================================

NOTE 8 - ACQUISITION OF DAVIS GROWTH & INCOME FUND

     On September 21, 2001, the fund acquired all of the net assets of Davis Growth & Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Davis Growth & Income Fund shareholders on September 14, 2001. The Fund issued (at an exchange ratio of 0.382600, 0.392561, 0.391639 and 0.379066 for Class A, Class B, Class C and Class Y shares of the fund, respectively to one share of Davis New York Venture Fund) shares of capital stock for Class A, Class B, Class C and Class Y of 655,284, 897,431, 455,402 and 7,731, respectively, valued at $13,802,239, $18,224,129, $9,305,224 and
$164,816, respectively, in exchange for the net assets, resulting in combined net assets on September 21, 2001 for Class A, Class B, Class C and Class Y of $8,654,850,386, $5,085,557,953, $3,094,952,395 and $1,189,373,092, respectively.
The net assets acquired included net unrealized depreciation of $5,240,579 and unused capital loss carryover of $4,237,258 for potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                   YEAR ENDED JULY 31,
                                                             -------------------------------------------------------------
                                                              2002          2001          2000          1999         1998
                                                             ------        ------        ------        ------       ------
Net Asset Value, Beginning of Period ....................    $25.99        $ 30.64        $27.73        $24.31       $22.91
                                                             ------        -------        ------        ------       ------
Income (Loss) From Investment Operations
     Net Investment Income ..............................       .12            .11           .08           .14          .20
     Net Realized and Unrealized Gains (Losses) .........     (4.61)         (2.07)         3.45          3.87         2.26
                                                             ------        -------        ------        ------       ------
       Total From Investment Operations .................     (4.49)         (1.96)         3.53          4.01         2.46

Dividends and Distributions
     Dividends from Net Investment Income ...............      (.03)          (.04)           --(3)       (.11)        (.23)
     Distributions in Excess of Net Investment Income....        --           (.01)           --            --           --
     Distributions from Realized Gains ..................        --          (2.64)         (.62)         (.48)        (.83)
                                                             ------        -------        ------        ------       ------
       Total  Dividends and Distributions ...............      (.03)        ( 2.69)         (.62)         (.59)       (1.06)
                                                             ------        -------        ------        ------       ------

Net Asset Value, End  of Period .........................    $21.47        $ 25.99        $30.64        $27.73       $24.31
                                                             ======        =======        ======        ======       ======

Total Return(1)..........................................    (17.29)%        (6.70)%       12.99%        16.85%       11.16%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted) ........    $8,734        $10,678        $9,539        $7,443       $6,458
     Ratio of Expenses to Average Net Assets ............       .92%           .89%          .88%          .90%         .91%
     Ratio of Net Investment Income to Average
       Net Assets .......................................       .49%           .50%          .31%          .56%         .80%
     Portfolio Turnover Rate(2)..........................        22%            15%           29%           25%          11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                             YEAR ENDED JULY 31,
                                                        --------------------------------------------------------------
                                                         2002          2001          2000          1999          1998
                                                        ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period ................   $25.09        $29.85        $27.25        $24.00        $22.64
                                                        ------        ------        ------        ------        ------
Income (Loss) From Investment Operations
     Net Investment Income (Loss) ...................     (.09)         (.03)         (.23)         (.14)          .01
     Net Realized and Unrealized Gains (Losses) .....    (4.42)        (2.09)         3.45          3.87          2.23
                                                        ------        ------        ------        ------        ------
       Total From Investment Operations .............    (4.51)        (2.12)         3.22          3.73          2.24

Dividends and Distributions
     Dividends from Net Investment Income ...........       --            --            --            --          (.05)
     Distributions from Realized Gains ..............       --         (2.64)         (.62)         (.48)         (.83)
                                                        ------        ------        ------        ------        ------
       Total  Dividends and Distributions ...........       --         (2.64)         (.62)         (.48)         (.88)
                                                        ------        ------        ------        ------        ------

Net Asset Value, End  of Period .....................   $20.58        $25.09        $29.85        $27.25        $24.00
                                                        ======        ======        ======        ======        ======

Total Return(1)......................................   (17.98)%       (7.46)%       12.06%        15.84%        10.22%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted).....   $4,874        $6,303        $5,724        $4,405        $3,123
     Ratio of Expenses to Average Net Assets ........     1.72%         1.71%         1.71%         1.74%         1.79%
     Ratio of Net Investment Loss to
       Average Net Assets ...........................     (.31)%        (.32)%        (.52)%        (.28)%        (.08)%
     Portfolio Turnover Rate(2)......................       22%           15%           29%           25%           11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                               YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                          2002          2001          2000          1999          1998
                                                         ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period ...........         $25.24        $30.00        $27.38        $24.09        $22.72
                                                         ------        ------        ------        ------        ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss) ..............           (.08)         (.02)         (.21)         (.10)          .02
     Net Realized and Unrealized Gains (Losses)           (4.45)        (2.10)         3.45          3.87          2.24
                                                         ------        ------        ------        ------        ------
       Total From Investment Operations ........          (4.53)        (2.12)         3.24          3.77          2.26

Dividends and Distributions
     Dividends from Net Investment Income ......             --            --            --            --          (.06)
     Distributions from Realized Gains .........             --         (2.64)         (.62)         (.48)         (.83)
                                                         ------        ------        ------        ------        ------
       Total Dividends and Distributions .......             --         (2.64)         (.62)         (.48)         (.89)
                                                         ------        ------        ------        ------        ------

Net Asset Value, End  of Period ................         $20.71        $25.24        $30.00        $27.38        $24.09
                                                         ======        ======        ======        ======        ======

Total Return(1).................................         (17.95)%       (7.42)%       12.07%        15.95%        10.27%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)         $3,004        $3,825        $3,021        $1,934        $1,391
     Ratio of Expenses to Average Net Assets ...           1.70%         1.68%         1.69%         1.72%         1.71%
     Ratio of Net Investment Income (Loss) to
        Average Net Assets .....................           (.29)%        (.29)%        (.50)%        (.26)%         .00%
     Portfolio Turnover Rate(2).................             22%           15%           29%           25%           11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                       YEAR ENDED JULY 31,
                                                    ------------------------------------------------------
                                                     2002        2001        2000        1999       1998
                                                    ------      ------      ------      ------     -------
Net Asset Value, Beginning of Period .............. $26.29      $30.96      $28.00      $24.55      $23.12
                                                    ------      ------      ------      ------      ------

Income (Loss) From Investment Operations
     Net Investment Income ........................    .26         .13         .20         .25         .24
     Net Realized and Unrealized Gains (Losses) ...  (4.73)      (2.02)       3.45        3.87        2.31
                                                    ------      ------      ------      ------      ------
       Total From Investment Operations ...........  (4.47)      (1.89)       3.65        4.12        2.55

Dividends and Distributions
     Dividends from Net Investment Income .........   (.10)       (.12)       (.07)       (.19)       (.29)
     Distributions in Excess of Net Investment
        Income ....................................     --        (.02)         --          --          --
     Distributions from Realized Gains ............     --       (2.64)       (.62)       (.48)       (.83)
                                                    ------      ------      ------      ------      ------
       Total  Dividends and Distributions .........   (.10)      (2.78)       (.69)       (.67)      (1.12)
                                                    ------      ------      ------      ------      ------

Net Asset Value, End  of Period ................... $21.72      $26.29      $30.96      $28.00      $24.55
                                                    ======      ======      ======      ======      ======

Total Return(1).................................... (17.04)%     (6.41)%     13.33%      17.19%      11.48%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)...   $946      $1,465      $1,005        $734        $735
     Ratio of Expenses to Average Net Assets ......    .62%        .62%        .60%        .62%        .59%
     Ratio of Net Investment Income to Average
       Net Assets .................................    .79%        .77%        .59%        .84%       1.12%
     Portfolio Turnover Rate(2)....................     22%         15%         29%         25%         11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP

Denver, Colorado
September 6, 2002

DAVIS NEW YORK VENTURE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2002
================================================================================

     In early 2003, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     During the fiscal year ended July 31, 2002, $17,999,398 of dividends paid by the Fund constituted income dividends for federal income tax purposes.

     Dividends paid by the Fund during the fiscal year ended July 31, 2002 which are not designated as capital gain distribution should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &                 12    none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                     12    Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser
                                                                                             and that have no material
                                                                                             relationship with the Adviser
                                                                                             or the Davis Funds other than
                                                                                             that some of them are
                                                                                             shareholders in one or more of
                                                                                             the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe                  12    Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                       (engineering); Member,
                                                   Chairman, Energy &                        Investment Committee for
                                                   Technology Company,                       Microgeneration Technology
                                                   Ltd.;                                     Fund, UTECH Funds.
                                                   Retired Chairman and
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                       12    Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General                    12    none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President                 12    Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of                  12    none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

MARSHA WILLIAMS    Director         director       Executive Vice                      16    Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios); Director, Modine
                                                   Equity Office                             Manufacturing, Inc. (heat
                                                   Properties Trust                          transfer technology);
                                                   (office building                          Director, Chicago Bridge &
                                                   owner); Former Chief                      Iron Company, N.V.
                                                   Administrative Officer                    (industrial construction and
                                                   of Crate & Barrel                         engineering).
                                                   (home furnishings
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Chief                12    Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Investment Officer,                       Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice                   16    Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios).
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                     16    Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios).
                                                   Davis Fund and Selected Fund;
                                                   Chairman and Chief Executive
                                                   Officer, Davis Selected
                                                   Advisers, L.P., and also
                                                   serves as an executive
                                                   officer in certain companies
                                                   affiliated with the Adviser,
                                                   including sole member of the
                                                   Adviser's general partner,
                                                   Davis Investments, LLC;
                                                   Employee of Shelby Cullom
                                                   Davis & Co. (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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














                 (This page has been left blank intentionally.)

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

           DIRECTORS                        OFFICERS
           Wesley E. Bass, Jr.              Jeremy H. Biggs
           Jeremy H. Biggs                      Chairman
           Marc P. Blum                     Christopher C. Davis
           Andrew  A. Davis                     President
           Christopher C. Davis             Andrew A. Davis
           Jerry D. Geist                       Vice President
           D. James Guzy                    Kenneth C. Eich
           G. Bernard Hamilton                  Executive Vice President &
           Theodore B. Smith, Jr.               Principal Executive Officer
           Christian R. Sonne               Sharra L. Reed
           Marsha Williams                      Vice President, Treasurer
                                                & Principal Accounting Officer
                                            Thomas D. Tays
                                                Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                             Davis Advisors
                                             2949 East Elvira Road
                                             Suite 101
                                             Tucson, AZ 85706
                                             1-800-279-0279
                                             www.davisfunds.com













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